SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12, 2002

                            ------------------------

                               NUWAY ENERGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            DELAWARE                  000-13117             22-2413505
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)   (IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)

                            23461 SOUTH POINTE DRIVE
                                    SUITE 200
                             LAGUNA HILLS, CA 92653
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (949) 553-8002
                            (ISSUER TELEPHONE NUMBER)

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ITEM 5.  OTHER EVENTS

     Effective September 12, 2002, each of Todd Sanders, Michael Iscove and William Bossung resigned his position as a director of NuWay Energy, Inc. Mr. Bossung also resigned as chief operating officer and secretary of NuWay effective September 12, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     September 20, 2002      NUWAY ENERGY, INC.


                                  By:  /s/  Dennis Calvert
                                    ------------------------------------------
                                    Dennis Calvert, President